Exhibit 99.2
Cycurion Relaunches as a Predictive Cybersecurity Company, Powered by AI and Led by Former Intelligence Community and Private-Sector Cyber Experts
October 14, 2026
New team of former Intelligence Community and private-sector experts; first AI-driven capability expected in the coming weeks, platform in early 2027
MCLEAN, Va., Oct. 14, 2026 (GLOBE NEWSWIRE) -- Cycurion, Inc. (Nasdaq: CYCU) (“Cycurion” or the “Company”), a trusted leader in IT cybersecurity and AI-driven solutions, today relaunched as a predictive cybersecurity company, built around a newly assembled team of former U.S. Intelligence Community and private-sector cyber experts. Instead of racing to clean up after a breach, Cycurion is building AI-driven technology designed to see an attack forming and help stop it before operations are touched. The first capability is expected in the coming weeks. The standard is simple to say and hard to meet: see the attack before it surfaces.
A data breach now costs a record $4.99 million on average and $11.5 million in the United States, according to IBM’s 2026 Cost of a Data Breach Report. It takes 247 days to find and contain one. Nearly two-thirds of the cost comes from detection, escalation, and lost business. The expensive part is finding it late.
For more than a decade, the industry’s answer has been to react faster. Cycurion is betting on something different: seeing it first. Prediction is not a speed problem. It is a context problem. An alert becomes intelligence only when it is tied to what an organization is, which systems it cannot afford to lose, and how an adversary selects and tests a target. That is how Cycurion’s new team approaches the problem: from the adversary’s side.
“Everyone is trying to answer the alarm faster. We want to know which alarm matters before the attacker makes a move,” said L. Kevin Kelly, Chairman and Chief Executive Officer of Cycurion. “The answer is context, not speed. That is a different premise, and we have rebuilt the company and its team around it. We intend to be measured on disruption avoided, not alerts closed.”
What is coming
Three principles drive everything Cycurion is building: context over volume, anticipation over reaction, and offense-informed defense.
The strategy is moving into product on a clear timeline:
•In the coming weeks. An AI-driven security operations capability that triages, validates, and prioritizes threats, with offensive testing of the client’s own environment built in. It studies the client the way an attacker would, so attacker behavior becomes forward intelligence rather than a forensic record.
•This quarter. Cycurion re-releases its Panoptic platform as an enhanced web application. Panoptic already ranks risk by asset, threat vector, and exploitability, and that logic is the foundation of what follows.
•Early 2027. A unified predictive intelligence platform that brings intelligence, telemetry, 24/7 managed operations, and third-party integrations into one view of the attacks forming against the systems a client cannot afford to lose, ranked by operational impact rather than alert count.

Both are being designed to scale to organizations of all sizes, from small and midsize businesses to the most sensitive government agencies. The Company will announce names, availability, and packaging as each capability moves to release.
“Automating workflows around alerts that are mostly noise just gets you to the wrong answer faster,” said Danny White, Chief Product Officer of Cycurion. “We are building the view that lets our clients move first.”
Built for the missions that cannot pause
When these attacks land, it is not an IT problem. It is a benefit payment that stops. A 911 center that goes dark. An evidence system that can no longer prove its chain of custody. A clinical workflow that cannot trust its own records. Revenue that does not come back.
Cycurion already knows these missions. Through SLG Innovation, the Company has served federal, state, and local agencies for more than fifteen years, across more than thirty agencies and two thousand engagements, and it operates a 24/7 security operations center today. This is not a market being entered. It is the market already served, and the platform is being built so the same predictive view can be delivered to a federal program office, a county, a hospital, or a growing business on the terms each one requires.
And it is designed to get sharper with every client. Every new data source, client, and engagement adds context, and every added layer of context sharpens the prediction. When the mission matters, security cannot be an afterthought. It has to be predictive.
Future Capabilities
This press release discusses capabilities that are under development, including an AI-driven security operations capability and a unified predictive intelligence platform, and the Company’s intended timing for them. Any such capabilities, timing, and packaging are subject to change. References to planned availability describe strategic intent, not a committed release date or a guarantee of performance. Clients should make purchasing decisions based on features that are currently available.
Industry cost figures
Breach-cost and breach-lifecycle figures in this release describe the market. They are from IBM’s 2026 Cost of a Data Breach Report, conducted by the Ponemon Institute and based on breaches at 602 organizations between March 2025 and February 2026. They are not results of Cycurion or any Cycurion client, and nothing in this release should be read as a forecast of savings.
About Cycurion, Inc.
Based in McLean, Virginia, Cycurion (NASDAQ: CYCU) is a forward-thinking provider of IT cybersecurity solutions and AI, committed to delivering secure, reliable, and innovative services to clients worldwide. Specializing in cybersecurity, program management, and business continuity, Cycurion harnesses its AI-enhanced platform and expert team to empower clients and safeguard their operations. Along with its subsidiaries, Axxum Technologies LLC, Cloudburst Security LLC, Cycurion Innovation, Inc., and Cycurion Digital Ally. Cycurion serves government, healthcare, and corporate clients committed to securing the digital future. For more information, visit www.cycurion.com.
Forward-Looking Statements
This press release contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to the operations and prospective growth of Cycurion’s business, the Company’s strategy and vision, and the development, timing, performance, and benefits of the capabilities described in this press release.

Certain statements in this press release that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Any statements contained in this press release that are not statements of historical fact may be deemed forward-looking statements. Such statements include, but are not limited to, statements regarding the anticipated development, capabilities, performance, and benefits of the AI-driven security operations capability, the enhanced Panoptic web application, and the unified predictive intelligence platform; the expected timing of their release, including in the coming weeks, this quarter, and early 2027; the ability of those capabilities to scale to organizations of all sizes and to improve as data sources, clients, and engagements are added; the timing of future announcements regarding names, availability, and packaging; the markets the Company intends to serve; the intended measure of disruption avoided; and other statements that are not historical facts. Words such as “aim,” “continue,” “will,” “may,” “could,” “should,” “expect,” “expected,” “plans,” “intend,” “intended to,” “designed to,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “seek,” and similar expressions are intended to identify such forward-looking statements. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside the control of Cycurion and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to: delays in, or changes to, the development, testing, or release of the capabilities described in this press release; development and integration risk; the risk that those capabilities, including their AI models and predictive outputs, do not perform as designed or as accurately as anticipated; dependence on third-party technology, data sources, and integration partners; the Company’s ability to fund development and commercialization; the Company’s ability to attract and retain key personnel, including its newly assembled team; client adoption and market acceptance of a predictive approach to cybersecurity; competition; government contracting and certification requirements; cybersecurity incidents affecting the Company or its clients; the outcomes of the Company’s investigations; any potential legal proceedings; and the future performance of the Company’s stock. Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in the most recent annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K filed by Cycurion with the U.S. Securities and Exchange Commission. Cycurion anticipates that subsequent events and developments may cause its plans, intentions, and expectations to change. Cycurion assumes no obligation, and it specifically disclaims any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events, or otherwise, except as expressly required by law. Forward-looking statements speak only as of the date they are made and should not be relied upon as representing Cycurion’s plans and expectations as of any subsequent date.
Cycurion Investor Relations:
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investors@cycurion.com

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